SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 3, 1998


                           ALBANK Financial Corporation
               (Exact name of registrant as specified in its charter)


         DELAWARE                       0-19843              14-1746910
(State or other jurisdiction       (Commission File       (I.R.S. Employer
     of incorporation)                  Number)          Identification No.)

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                10 North Pearl Street, Albany, NY 12207-2774
                  (Address of principal executive offices)




       Registrant's telephone number, including area code: (518) 445-2100


                                Not Applicable
          (former name or former address, if changed since last report)




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Item 5.  Other Events

5.1 Attached hereto as exhibit 99.1 and incorporated by reference herein is a press release dated November 3, 1998 by ALBANK Financial Corporation ("AFC") announcing AFC's declaration of a special dividend.


Item 7.  Financial Statements, Pro Forma Information and Exhibits

      (c) Exhibits

      99.1  Press release by AFC.

























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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November ___________, 1998

                                      ALBANK Financial Corporation
                                      (Registrant)


                                      By:         /s/ Richard J. Heller
                                                  ____________________________
                                      Name:       Richard J. Heller
                                      Title:      Executive Vice President and
                                                  Chief Financial Officer




























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CONTACT:   Richard J. Heller
           Executive Vice President & CFO
           ALBANK Financial Corporation
           518/445-2100

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                  ALBANK FINANCIAL DECLARES SPECIAL DIVIDEND
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         ALBANY, NY - November 3, 1998 - ALBANK Financial Corporation
(NASDAQ: ALBK) announced today that its Board of Directors met on October 30, 1998, and declared a special dividend of $0.14 per share, payable November 23, 1998, to shareholders of record on November 12, 1998. Last June, ALBANK entered into an agreement with Charter One Financial, Inc. (Nasdaq: COFI)under the terms of which ALBANK would be merged into Charter One. The agreement further provides that ALBANK shareholders will receive 2.268 shares of Charter One when the transaction is completed. Shareholders of both companies will meet on November 13, 1998, to vote on the proposed merger. If shareholder and regulatory approvals are received, the transaction is expected to close before the end of this year. The special ALBANK dividend, which is equal to two-thirds of the regular ALBANK quarterly dividend, will effectively change ALBANK's dividend payment schedule to match Charter One's current dividend schedule. Assuming the transaction closes and Charter One maintains its current dividend policy, Charter One's next quarterly dividend of $0.14 (or $1.27 annualized per each ALBANK equivalent share) would be payable in February 1999.

         ALBANK Financial Corporation is the holding company for ALBANK, FSB, a federally chartered savings bank, and ALBANK Commercial, a New York State chartered commercial bank. Together, the banks and a brokerage and insurance subsidiary, Alvest Financial Services, Inc., provide a wide range of financial products and services through a branch network of 109 offices in upstate New York, western Massachusetts and Vermont. At September 30, 1998, ALBANK Financial Corporation had consolidated assets of $4.2 billion, deposits of $3.5 billion and capital of $393 million.




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